Exhibit 10.7

Private and Confidential

CONFIRMATION MEMORANDUM — GASLOG SINGAPORE

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

GAS-two Ltd. (“Owner”) and Methane Services Limited (“MSL”) agree upon the following charter on this 9 May 2011.

Owners and MSL are parties to that certain Master Time Charter Party dated 9 May 2011 (the “Master Agreement”). Owners and MSL hereby agree that the terms and conditions contained in the Master Time Charter party (i) shall apply to the Charter of the Vessel identified in this Confirmation Memorandum and (ii) are incorporated herein by reference.

All capitalized terms used in this Confirmation Memorandum shall have the meaning set forth in the Master Time Charter party unless specifically defined herein.

1.	OWNER

The Owner shall be GAS-two Ltd, a corporation existing under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

2.	VESSEL DETAILS

Vessel Name	GasLog Singapore

IMO Number	9355604

Vessel Size	154,800 m3 at 100% fill, -163°C

Ship Management	Ceres LNG Services Ltd.

Flag	Bermuda

Classification Society	ABS

P&I Club	UK P&I Club

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3.	DELIVERY

The Vessel shall be tendered for delivery as is, where is, on [ ]

4.	REDELIVERY

The Vessel shall be redelivered on ***** 2016 plus or minus up to ***** at Charterers’ option.

Charterers shall redeliver the Vessel to Owners at the pilot boarding station outbound at last discharge port unless otherwise mutually agreed. Charterers shall provide 30, 15, 10, 7, 3, 2, 1 days notice of redelivery.

5.	EXTENSION OPTIONS

Charterers shall have the option to extend the Charter for ***** periods of ***** each from ***** 2016 up to ***** 2025 plus or minus up to ***** at Charterers’ option. Each charter extension period is to be nominated by Charterers at least ***** before the end of each current charter period.

6.	RATE OF HIRE

Subject as herein provided, Charterers shall pay for the use and hire of the Vessel at a daily hire rate, and pro rata for any part of a day, which shall consist of ***** referred to in Clause 10 (a), commencing at and from the time and date of her delivery (local time) to Charterers until the time and date of redelivery (local time) to Owners.

(i) The ***** for the Vessel shall be fixed as United States Dollars ***** per day

(ii) The ***** for the Vessel shall be United States Dollars ***** per day and shall be*****; each anniversary year shall begin on 1 January 2011.

7.	PAYMENT OF HIRE

To: GAS-Two Ltd DnB NOR Bank ASA London Swift Code: DNBA GB 2L Correspondent Bank: Bank of New York, New York Swift Code: IRVT US 3N Account no: 63609001 IBAN GB43DNBA40511463609001

8.	SHIP CONTACT DETAILS

The Vessel’s contact details are as follows: Phone F77: + 870 765 057 076 / 077 Phone VSAT: + 44 2031454704 Fax F77: +870 765 057 078

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E-mail: sin@cereslng.com

9.	PERFORMANCE GUARANTEES

(a) Laden Leg Fuel Consumption

Average Speed (Knots)	Gas (tonnes)	Fuel Oil (tonnes)

19.5	*****	*****
19.0
18.5
18.0
17.5

No more than two tonnes of MDO as pilot fuel will be consumed per day.

(b)	Ballast Leg Fuel Consumption

Average Speed (Knots)	Gas (tonnes)	Fuel Oil (tonnes)

19.5	*****	*****
19.0
18.5
18.0
17.5
17.0
16.5
16.0
15.5
15.0
14.5
14.0
13.5
13.0

No more than ***** tonnes of MDO as pilot fuel will be consumed per day.

Consumption figures in the above sub-clauses 8(a) and 8(b) shall be *****.

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10.	EXISTING TIME CHARTER PARTIES

Upon signature of this Confirmation Memorandum, the current Time Charter of the Vessel between GAS-two Ltd. and Methane Services Limited dated 19 August 2008 shall with effect on and from the date hereof be novated pursuant to the Master Time Charter party and this Confirmation Memorandum both dated 9 May 2011.

IN WITNESS WHEREOF, the Parties have executed this Confirmation Memorandum on the date stated above.

Agreed and signed by Owners	Agreed and signed by Charterers

/s/ J. Jensen	/s/ Martin Houston

Name: J. Jensen	Name: Martin Houston

Title: Chairman & Director	Title: Attorney-in-Fact

Date: 9 May 2011	Date: 9 May 2011

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ANNEX A

GAS FORM C

DESCRIPTION OF THE VESSEL

SHI – HULL 1642

1.	GENERAL
	1.1	Vessel Name and Hull Number	:	GASLOG SINGAPORE
SHI – HN 1642
	1.2	Builder and Yard	:	Samsung Heavy Industries
Geoje Island, Korea
	1.3	Year Built	:	2010
	1.4	Containment System	:	Membrane Type GTT Mark III
	1.5	Country of Registry	:	Bermuda
	1.6	Port of registration	:	Hamilton
	1.7	Classification Society		American Bureau of Shipping

X A1 E, Liquefied gas carrier, Ship type 2G(Membrane tank, Maximum pressure 25 kPaG and Minimum Temperature -163ºC), SH, SH- DLA, SHCM, RES, X AMS, X ACCU, SFA(40), NIBS, X APS, X ES, PORT, POT, CRC, DFD, UWILD.

:

2.	DIMENSIONS, TONNAGE
	2.1	Length Overall	:	285.0 metres
	2.2	Length between Perpendiculars	:	274.0 metres
	2.3	Beam (moulded)	:	43.40 metres
	2.4	Depth to upper deck, moulded	:	26.0 metres
	2.5	Scantling Draft, moulded (in seawater of specific gravity of 1.025)	:	12.5 metres

	2.6	Design Draft, moulded (in seawater of specific gravity of 1.025)	:	11.5 metres
	2.7	Summer Draft (extreme)	:	12.1 metres
	2.8	Air Draft	:	Maximum 50.00m A/B with radar mast in lowered position and about 56.00m A/B with radar mast in raised position.

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3.	TONNAGE
	3.1	Deadweight at Design Draft, extreme	:	74,600 metric tonnes
		at Summer Draft, extreme	:	80,900 metric tonnes
	3.2	Lightweight	:	31,300 metric tonnes
	3.3	Displacement at Summer Freeboard	:	112,200 metric tonnes
	3.4	Gross Tonnage (International)	:	98,000
	3.5	Net Register Tonnage	:	31,000
	3.6	Suez Canal Gross Tonnage	:	N/A. It is calculated around delivery
	3.7	Suez Canal Net Tonnage	:	N/A. It is calculated around delivery

4.	MACHINERY
	4.1	Propelling Machinery,
		Type, Make, MCR	:	3sets x 4-stroke, non-reversible, turbocharged and inter-cooled dual fuel engine (Wartsila 12V50DF: 11,400 kW at MCR, 514 RPM)

1 set x 4-stroke, non-reversible, turbocharged and inter-cooled dual fuel engine (Wartsila 6L50DF: 5,700 kW at MCR, 514 RPM)

2sets x electric propulsion motors (type: dual winding, air to fresh water heat exchanger, designed to suitable for connect to gear box and designed for a propulsion converter controlled drive)
Output Power: 12,650kW

	4.2	Main Boilers
		Type, Make and Number	:	Two (2) Oil fired, vertical, forced draft, marine boiler Aalborg
		Maximum Evaporation	:	5,000 kg/h
	4.3	Electrical Generating Plan
		Type, Maximum Output per	:	3sets x totally enclosed (IP44) generators (F.W. cooled) Rated Output: 11,000 kW Rated Voltage: 6,600 VAC, 60 Hz, 3 Phase

1set x totally enclosed (IP44) generator (F.W. cooled) Rated Output: 5,500kW Rated Voltage: 6,600 VAC, 60 Hz, 3 Phase

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lset x enclosed (IP32) self-ventilated emergency generator Rated Output: 850kW Rated Voltage: 450V AC, 60Hz, 3 Phase

1set x 4-stroke, direct injection, trunk piston emergency generator, 850kW, 1800 RPM (LINDENBERG)

4.4	Bow Thruster	:	Controllable Pitch Propeller
	Electric motor	:	(C.P.P.)
	No of blades	:	2,000 kW, 6,600V
Four (4) (Ni-Al-Bronze)

5.	OWNERS GUARANTEE SPEEDS

Service speed shall be ***** knots at the designed draught of 11.5m and at propulsion shaft power of 24,950 kW including 19.5% sea margins.

6.	FUEL CONSUMPTION RATE

The specific fuel consumption of each main generator engine with engine driven pumps shall be measured at manufacturer’s shop trial with 5% tolerance. The figures below shall be based on arithmetic average value of total engines. If the shop trial conditions are different from the conditions below, the results shall be corrected in accordance with the manufacturer’s standards.

Gas operation
Specific energy consumption value at MCR with engine driven pumps shall be 7,640 kJ/kWh, with 1.0g/kWh for pilot fuel.

Operation on back-up fuel: marine gas oil (MGO)
Specific fuel oil consumption value at MCR with engine driven pumps shall be 189g!kWh. Fuel consumption at MCR shall be measured according to ISO 3046/1-1995, using MGO with lower heat value of 42,700 Id/kg.

Fuel switch over

Each engine is to be capable of burning either Gas, Diesel oil or HFO. Fuel change over from Gas to HFO, or HFO to gas, for all engines, is to be completed within 3 hours.

Specific details on fuel change over shall be provided in Charterer’s voyage instructions for each voyage, as is more fully set forth in Clause 13.

Switch over of engines fuel systems is to be simultaneous and concurrent. Failure to complete the switch over with in the allowable 3 hours will result in a deduction being made equal to the cost of the excess diesel oil used in the change over.

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7.	CARGO TANKS

	7.1	Total Capacity 98.5% full	:	152,480 cubic metres at maximum allowable cargo tank fill ratio of 98.5% and reference temperature according to IGC Code 15.1.2-4
	7.2	Number of Cargo Tanks	:	4
	7.3	Maximum S.G.	:	470 kg/m3
	7.4	Minimum Temperature	:	-163ºC
	7.5	Normal Tank Operating Pressure	:	106 kPa absolute
	7.6	Relief Valve Settings	:	25 kPa gauge
	7.7	Capacity at -163ºC 100% full	:	154,800 m3

No. 1 tank	:	20,400 m3	No. 2 tank	:	44,800 m3
No. 3 tank	:	44,800 m3	No. 4 tank	:	44,800 m3

	7.8	The Vessel’s cargo tanks can be cooled down from ambient temperature to the loading condition in less than 10 hours (-130ºC, mean temp. of cargo tanks).

8.	CARGO LOADING AND DISCHARGE PERFORMANCE

(a)

The ship shall be able to load the bulk of the cargo (excluding slow starting and topping off) through three (3) liquid manifolds in approximately 12 hours at pressure of 230 kPa(G) inboard of the manifold strainer.

(b)

The ship shall be able to discharge the bulk cargo through three (3) liquid manifolds in approximately 13 hours (excluding slow starting and stripping) against a backpressure of 420kPaG measured inboard of the manifold strainer with cargo tanks at mid-level.

9.	BOIL-OFF RATE
	9.1	Guarantee Boil-off Rate	:	Not to exceed 0.15% per day

10.	FRESH WATER
	10.1	Capacity of F.W. generators	:	Two 30t/d - Alfa-Laval
	10.2	Capacity of Tanks
		Fresh Water	:	350 m3
		Distilled Water	:	50 m3

11.	BUNKER CAPACITY
	11.1	Fuel Oil (100%)	:
		HFO Storage Tanks (incl. Low Sulphur)		4236.4 m3
122.5 m3
		HFO Service Tanks		168.4 m3
HFO Settling Tanks
	11.2	Gas Oil (100%)	:	6.16 m3

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	11.3	Diesel Oil (100%)	:
		MDO Storage Tanks		1132.9 m3
		MDO Service Tanks		158.8 m3

12.	WATER BALLAST
	12.1	Tank Capacity (100%)	:	53,500 m3
	12.2	Number and Capacity of water ballast pumps	:	3 X 2,500 m3/h at 30 mwc
	12.3	The vessel is capable of loading/discharging ballast concurrent with cargo operations	:	Yes

13.	CARGO PUMP
	13.1	Number	:	8
	13.2	Type and Make	:	Electric motor driven pumps, centrifugal, single stage, submerged / Ebara
	13.3	Rated Capacity of each Pump	:	1,700 m3/h at 145 mlc (S.G. 0.5)

14.	STRIPPING/SPRAY PUMP
	14.1	Number	:	5
	14.2	Type and Make	:	Electric motor driven, centrifugal, submerged / Ebara
	14.3	Rated Capacity of each Pump	:	50 m3/h at 145 mlc (S.G. 0.5)

15.	EMERGENCY CARGO PUMP
	15.1	Number	:	1
	15.2	Type and Make	:	Centrifugal, single stage, removable type / Ebara
	15.3	Rated Capacity	:	550 m3/h at 155 mlc (S.G. 0.5)

16.	CARGO INSTRUMENTATION
	16.1	Liquid Level Gauge
Primary
		Type	:	Radar
		Number per Tank	:	1
		Accuracy	:	Sensor +- 5.0 mm
Level alarm: +-10
		Measuring range	:	0 – 50m

Secondary
		Type	:	Float / Whessoe
		Number per Tank	:	1
		Accuracy	:	+-7.5 mm
		Measuring range	:	0 – 44m

	16.2	Temperature Sensor
		Type	:	High Accuracy

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		Number per Tank	:	5 pair
		Accuracy	:	+0.2ºC between -165ºC and - 145ºC, rising to +1.5ºC at +50ºC
		Measuring range	:	-200 - +400

	16.3	Pressure Sensor System
		Number per Tank	:	1
		Accuracy	:	+1% of span with deck temperature ranging between -30ºC and +60ºC
		Measuring range	:	800 - 1,400 mbar

	16.4	Ship shore communication system	:	Fibre optic, electrical intrinsically safe and pneumatic types

17.	NITROGEN GENERATION
	17.1	Type and Make	:	Membrane permeation type / Air Product AS
	17.2	Capacity	:	2 x 90 Nm3/h
	17.3	Pressure Tank	:	abt. 13 kg/cm2.g

18.	INERT GAS GENERATION
	18.1	Type and Make	:	Stoichiometric combustion of fuel oil & air/ Smit Gas System
	18.2	Capacity	:	14,000 Nm3/h inert gas or dry air
	18.3	Quality of Gas	:	Dew point -45ºC at 760 mmHg
				O2	: max. 1.0% by vol.
				CO	: max. 100 ppm
: max. 10 ppm
				NOx	: max. 100 ppm
				Soot	: Bacharach 0
				HC	: 0%
				CO2	: max. 14% by

				Remainder	: N2, H2, Ar

19.	GAS COMPRESSORS
	19.1	High Duty
		Type and Make	:	Horizontal, single stage centrifugal / Cryostar
		Number and Capacity		2 x 26,000 m3/h
		Discharge Pressure		200 kPa A
		Suction Press and Temp		-140ºC, 103 kPaA
	19.2	Low Duty
		Type and Make	:	Horizontal, two stage centrifugal / Cryostar
		Number and Capacity	:	2 x 3,100 m3/h

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		Discharge Pressure	:	200 kPa A
		Suction Press and Temp	:	-140ºC-100ºC, 103 kPa A

20.	FORCING VAPORIZER
	20.1	Capacity	:	5,112 kg/h from -163ºC to -40ºC / Cryostar

21.	DECK MACHINERY
	21.1	Winches
		Number, Position, Type (incl. windlass)	:	5FWD (2 combined with windlass), 5 AFT, Electro-hydraulic motor driven type (self contained) Maker: TTS-Kocks
	21.2	Holding Power of Brake	:	Winch brake should be capable of holding 80% of the mooring line’s MBL, and adjustable between 80% and 60% and to be set at 60% at the vessel delivery time

	21.4	Size of Wires and whether fitted with Tails State Length, Material	:	Mooring Rope: 22sets, each 275 m long and 42 ram diameter (12-strand Dyneema SK-75 fiber) with MBL: 125t
One side of each mooring rope shall be fitted with eye splice Nylon tails, 11m long.

	21.5	Derrick, cranes, etc.
		Type and Capacity	:	2 sets x self contained electro-hydraulic single jib cranes (hose handling on trunk deck mid part port and starboard side)
Hoisting Capacity: 5MT SWL.

lset electro-hydraulic single jib, self contained crane Starboard (provision & engine room equipment) Hoisting Capacity: 5.0 MT lset electro-hydraulic single jib, self contained crane Port (provision & engine room equipment) Hoisting Capacity: 10.0 MT

22.	NAVIGATION AND RADIO

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	22.1	Navigation Aids and Radio Equipment	:

2 x Magnetic Compass (transmitting type)
1 x Gyro Compass Steering Control / auto pilot
Rudder angle indicator
Echo Sounder
Speed Log
Radar (1 x X-Band, 1 x S-Band) Anemometer
Weather Facsimile
GPS Navigator
Loran-C Navigator
Integrated Navigation System
Navtex Receiver

23.	OTHER
	23.1	Bilge Oily Water Monitor	:	1 X 10 m3/h (15 ppm)
	23.2	Incinerator	:	1 forced draft, package type, 700,000kcal/h capacity, for solid garbage waste and sludge oil burning
	23.3	Sewage Treatment Plant	:	One (1) biological IMO type for 46 persons
	23.4	CCTV system with 6 cameras and monitors in wheelhouse, engine control room, cargo control room and DF Engine area. Also:
Each one (1) - Camera near the Propulsion motor
One (1) - Camera near the GCU
Each one (1) - Camera at Cargo manifold (P&S)
Each one (1) - Camera at Mooring station (fore & aft)

	23.5	One (1) set of loading computer, including hardware and software (on-line), installed in the central control room.
	23.6	Shipboard management system
	23.7	Public address system

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ANNEX B – LETTER OF QUIET ENJOYMENT

LETTER OF QUIET ENJOYMENT

To Methane Services Limited

11th February 2010

Dear Sirs,

Re: Gaslog Singapore (the “Vessel”)

We refer to:

	a.	the time charter dated 19 August 2008 (the “Time Charter”) made between GAS-two Ltd. as owner and you (the “Time Charterer”) as charterer in respect of the Vessel;

b.

a loan agreement dated 17 November 2009 (the “Loan Agreement”) made between GAS-two Ltd. (the “Owner”) as borrower, us as agent (the Agent) and as security agent (the “Security Agent”), and the financial institutions named on the signature pages therein as lenders (together with the Agent and the Security Agent, the “Finance Parties”); and

	c.	the first priority mortgage to be executed by the Owner over the Vessel in our favour (the “Mortgage”).

1.

References in this Letter to the Time Charter or to the Loan Agreement and the Mortgage (together the “Finance Documents”) shall include such documents as amended, supplemented or varied from time to time so long as any such amendment, supplement or variation has been notified to, and agreed by, us. References to paragraphs are to paragraphs of this Letter.

2.	The Security Agent confirms that:

	d.	it has received a copy of the Time Charter and is familiar with their terms; and

	e.	it consents to the Owner’s execution of the Time Charter.

3.

In consideration of the sum of US$10.00 and for other good and valuable consideration (receipt and the sufficiency of which the Security Agent acknowledges), the Security Agent undertakes for itself and on behalf of the Finance Parties not without the Time

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Charterer’s prior written consent, but subject as provided below and subject to this undertaking expiring on the expiry of the charter period to:

(a)	issue any arrest, detention or similar proceedings against the Vessel in any jurisdiction; or

(b)

exercise any power of sale or other disposal of the Vessel or of foreclosure to which the Security Agent may be entitled or make any application for the sale of the Vessel or any share therein in any part of the world whether by public auction or private treaty or otherwise (excluding, for the avoidance of doubt, any steps to be taken solely to protect the Finance Parties’ rights in any arrest proceedings or applications for sale made against the Vessel by any third parties, but only insofar as any such proceedings or applications are continuing and not permanently stayed, and subject to the condition that the Security Agent shall cease any such action upon the relevant proceedings or application being permanently stayed (and release any arrest, or caveat against release, upon the relevant third party arrest being released) and the Security Agent shall notify the Time Charterer in writing promptly upon taking or ceasing any such action); or

(c)	take possession of the Vessel; or

(d)	appoint a receiver in respect of the Vessel; or

(e)

exercise against the Vessel any right or remedy which would diminish, prejudice or interfere with the Time Charterer’s rights, options, benefits or privileges under the Time Charter or otherwise interfere with the quiet use and enjoyment of the Vessel by the Time Charterer under the Time Charter; or

(f)

take any step to wind up, liquidate, or place in administration or receivership the Owner nor commence or continue any analogous proceedings in any jurisdiction (excluding, for the avoidance of doubt, proving in a liquidation commenced by any third party, but only insofar as any such proceedings are continuing and not permanently stayed, and subject to the condition that the Security Agent shall cease any such action upon the relevant proceedings being permanently stayed and the Security Agent shall notify the Time Charterer in writing promptly upon taking or ceasing any such action);

SUBJECT ALWAYS:

(i)

to there having occurred no event under the Time Charter (a “Charterer’s Termination Event”) in consequence of which the Owner, is entitled to terminate and has lawfully terminated the Time Charter in accordance with their terms including, without limitation, withdrawal of the Vessel from the Time Charter by the Owner for non-payment of hire;

(ii)	to the Vessel not having become an actual, agreed, arranged or constructive total loss and being no longer available to the Owner;

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4.

The Security Agent agrees that unless the Time Charterer is no longer entitled to the use and quiet enjoyment of the Vessel under paragraph 3 above, if the Security Agent enforces or exercises its rights pursuant to the Finance Documents in accordance with the terms thereof, the Security Agent may only sell or transfer the Vessel expressly subject to the terms of the Time Charter (a “Permitted Transfer”) and provided that:

(a) the rights of the Time Charterer under the Time Charter shall be fully preserved and protected following the Permitted Transfer; and

(b) before the Permitted Transfer, if the Owner’s rights as “Owner” under the Time Charter are to be assigned or transferred to a third party, such third party (the “Substitute”) has assumed the rights and obligations of the Owner under the Time Charter; and

(c) the Substitute is acceptable to the Time Charterer acting reasonably.

The Time Charterer shall give its consent to the proposed Substitute if the Time Charterer is satisfied, acting reasonably, that the validity and enforceability of the Time Charter will not in any way be prejudiced, and if that Substitute (not being a competitor of the Time Charterer) has such (i) legal capacity (ii) technical competence and (iii) financial capability as are reasonably required to become a party and to perform the obligations of the Owner under the Time Charter, and, provided that (but without prejudice to such Substitute’s ability to meet the foregoing criteria in other circumstances):

(a) arrangements concluded with third parties by the proposed Substitute shall be taken into account in evaluating its technical competence and financial capability; and

(b)

in the case of any proposed Substitute which is an affiliate of the Security Agent or any other Finance Party, evidence that it is controlled by the Security Agent or any other Finance Party shall be sufficient evidence of financial capability for the purposes of this paragraph 4(a);

The Owner undertakes not to make any claim against the Vessel and/or Substitute and/or the Time Charterer arising directly from a Permitted Transfer made under this Letter.
The Time Charterer shall use all reasonable endeavours to co-operate with the Security Agent in order to effect a Permitted Transfer at the expense of the Security Agent.

5.	By countersigning this Letter, the Time Charterer hereby acknowledges and agrees that:

(a)

subject to the provisions of paragraphs 3 and 4, the enforcement, in accordance with the terms of the Finance Documents, by the Security Agent of any security interests granted in favour of the Security Agent pursuant to the Finance Documents or the sale or transfer of the Vessel pursuant to the Finance Documents to any other person shall not constitute a disturbance of the Time Charter or the Time Charterer’s use and quiet enjoyment of the Vessel in accordance with the terms of the Time Charter;

(b)

the covenant by the Security Agent in this Letter is the sole covenant by the Security Agent in respect of quiet enjoyment and is in substitution for, and to the exclusion of, any other covenant for quiet enjoyment which may have otherwise been given by any other party or implied at law or otherwise.

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6.	The Time Charterer agrees that:

(a)

without prejudice to any other rights the Time Charterer may have in respect of any default by the Owner of any of its obligations under the Time Charter, the Time Charterer will not take any enforcement action in respect of or otherwise terminate the Time Charter without first notifying the Security Agent in writing and giving the Security Agent the opportunity to remedy (or procure the remedy of) any default by the Owner of any of its obligations under or in connection with the Time Charter within the relevant period referred to below. Unless the Security Agent notifies the Time Charterer in writing that it does not wish to exercise any remedy rights, the Time Charterer will not terminate the Time Charter if the Security Agent does so remedy (or procure the remedy of) the default within thirty (30) days of the Time Charterer giving notice to the Owner (copied to the Security Agent) of the default by the Owner to perform its obligations under the Time Charter (which cure period shall be extended to sixty (60) days if it is demonstrated to the Time Charterer (acting reasonably) that the Security Agent is continuing to diligently remedy (or procure the remedy of) the default;

(b)

if the Security Agent, pursuant to a Permitted Transfer, exercises the power of sale under the Mortgage and/or assigns or transfers the rights of the “Owner” under the Time Charter to the Substitute, the Time Charterer will not terminate the Time Charter by reason solely of such transfer (without prejudice to any accrued rights). In such circumstances, the Time Charterer agrees that the Substitute shall, with effect from the date of the Permitted Transfer and notwithstanding any other provisions thereof, become a party to the Time Charter in place of the Owner and shall be treated for all purposes as if the Substitute had originally been named a party in place of the Owner (without prejudice to any accrued rights).

7.	The Security Agent acknowledges that the Time Charterer is not a party to and is not bound by the provisions of any of the Finance Documents.

8.

The Security Agent acknowledges that the terms of this Letter shall (subject to such beneficiary similarly confirming and consenting to the terms of this Letter) ensure to the benefit of the successors and assigns of the Time Charterer under the Time Charter.

9.

The Security Agent confirms that it has been duly authorised to issue this Letter on behalf of the Finance Parties and that its issuance conforms with the Loan Agreement and, without limitation, the agency provisions described therein.

10.

The terms of this Letter shall be governed by and construed in accordance with English law and the provisions of Clause 46 (Law and litigation) of the Time Charter shall apply, mutatis mutandis, to any dispute arising out of this Letter as if such provisions were set out in this Letter.

Please acknowledge your receipt of and your agreement to the terms of this Letter by signing the attached copy where indicated and returning it to us.

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Each of the parties signing this Letter intends that the agreement constituted by this Letter shall take effect as a deed notwithstanding the fact that a party may only sign this Letter under hand.

Yours faithfully,

For and on behalf of
DnB NOR BANK ASA

as Security Agent on behalf of the Finance Parties

We, METHANE SERVICES LIMITED, for the consideration aforesaid, hereby confirm our agreement to the provisions of this Letter.

Dated: 04 MARCH 2010

/s/ BA Bhat DIRECTOR

for and on behalf of
METHANE SERVICES LIMITED